UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 5, 2008

Santander BanCorp
(Exact name of Registrant as specified in its charter)

Commonwealth of Puerto Rico	001-15849	66-0573723
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation or organization)		Identification No.)
207 Ponce de León Avenue
San Juan, Puerto Rico 00917
Address of Principal Executive Offices,
Including Zip Code
(787) 759-7070
Registrant’s telephone number,
including area code
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure
ITEM 9.01	Financial Statements and Exhibits
SIGNATURE
EX-99.1

ITEM 7.01.	Regulation FD Disclosure
     The executive officers of Santander BanCorp (the “Corporation”) intend to utilize the presentation attached as Exhibit 99.1 to this Form 8-K, in whole or in part, at presentations and meetings with analysts and investors.
     The information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the Corporation’s Annual Report on Form 10-K and other of the Corporation’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 9.01	Financial Statements and Exhibits
(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

99.1 Slide show presentation materials for investors and analysts.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

SANTANDER BANCORP
By:	/s/ Carlos M. García
Carlos M. García
Senior Executive Vice President and Chief Operating Officer

Date: December 5, 2008